Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter or Dealer Purchased From:	Itau BBA USA Securities,
Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Banco BTG Pactual S.A.; Banco Itau BBA S.A.; Banco Safra S.A.; Banco Santander, S.A.; Credit Suisse Securities (USA) LLC
Name of Issuer:	Alupar Investimento SA
Title of Security:	ALUPAR INVESTIMENTO S.A.
Date of First Offering:	4/23/13
Dollar Amount Purchased:	1,505,885
Number of Shares or Par Value of Bonds Purchased:	164,170
Price Per Unit:	18.49
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	Itau BBA USA Securities, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banco
BTG Pactual S.A.; Banco Itau BBA S.A.; Banco Safra S.A.; Banco Santander, S.A.; Credit Suisse Securities (USA) LLC
Name of Issuer:	Alupar Investimento SA
Title of Security:	ALUPAR INVESTIMENTO S.A.
Date of First Offering:	4/23/13
Dollar Amount Purchased:	1,968,411
Number of Shares or Par Value of Bonds Purchased:	214,594
Price Per Unit:	18.49
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; SG Americas Securities, LLC
Name of Issuer:	AES Corp/VA
Title of Security:	THE AES CORPORATION 4.875% 15 MAY 2023-18
Date of First Offering:	4/25/13
Dollar Amount Purchased:	50,000
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banco
Bradesco S.A.; Banco do Brasil S.A.; Barclays Capital Inc; BNP Paribas Securities Corp.; Canadian Imperial; Bank of Commerce; Commerz Markets LLC; Deutsche Bank Securities Inc.; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital Inc.
Name of Issuer:	GENERAL MOTORS FINL CO
Title of Security:	GENERAL MOTORS FINANCIAL CO 3.25% 15 MAY 2018 144A
Date of First Offering:	5/7/13
Dollar Amount Purchased:	150,000
Number of Shares or Par Value of Bonds Purchased:	150,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; RBC Capital Markets,
LLC
Name of Issuer:	CLAIRES STORES INC
Title of Security:	CLAIRES STORES, INC. 7.75% 01 JUN 2020-16 144A
Date of First Offering:	5/9/13
Dollar Amount Purchased:	50,000
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	GENERAL ELEC CAP CORP
Title of Security:	GENERAL ELECTRIC CAPITAL CORPORA 0% 15 JUN 2049-23
Date of First Offering:	5/29/13
Dollar Amount Purchased:	800,000
Number of Shares or Par Value of Bonds Purchased:	800,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
 LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC
ING Bank N.V.; Jefferies LLC; Rabo Securities USA, Inc.; RBS Securities Inc.;
 UBS Securities LLC
Name of Issuer:	BARRY CALLEBAUT SVCS NV
Title of Security:	BARRY CALLEBAUT SERVICE 5.5% 15 JUN 2023 144A REGS
Date of First Offering:	6/13/13
Dollar Amount Purchased:	588,732
Number of Shares or Par Value of Bonds Purchased:	600,000
Price Per Unit:	98.12
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities
(USA) LLC; Global Hunter Securities, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; Raymond James & Associates, Inc.; Wells Fargo
Securities, LLC
Name of Issuer:	Atwood Oceanics Inc
Title of Security:	ATWOOD OCEANICS, INC. 6.5% 01 FEB 2020-16
Date of First Offering:	6/18/13
Dollar Amount Purchased:	417,000
Number of Shares or Par Value of Bonds Purchased:	400,000
Price Per Unit:	104.25
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:	Nomura International PLC
Names of Underwriting Syndicate Members:	Goldman Sachs International;
 Citigroup Global Markets Inc.; Daiwa Securities Co., Ltd.; Ichiyoshi Securities Co., Ltd.; J.P. Morgan Securities LLC; Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.; Mizuho International PLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura International PLC; Nomura Securities Co., Ltd.; Okasan Holdings, Inc.; SBI Japannext Co., Ltd.;
SMBC Nikko Capital Markets Limited; SMBC Nikko Securities Inc.
Name of Issuer:	Suntory Beverage & Food Ltd
Title of Security:	SUNTORY BEVERAGE & FOOD
Date of First Offering:	6/25/13
Dollar Amount Purchased:	478,948
Number of Shares or Par Value of Bonds Purchased:	15,100
Price Per Unit:	3100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on August 14-15, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Nomura Securities International, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Post Holdings Inc
Title of Security:	POST HOLDINGS, INC. 7.375% 15 FEB 2022-17 144A
Date of First Offering:	7/11/13
Dollar Amount Purchased:	105,750
Number of Shares or Par Value of Bonds Purchased:	100,000
Price Per Unit:	105.75
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BBVA Securities Inc.; BNP Paribas Securities Corp.; BTG Pactual US Capital, LLC; Itau BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	Grupo Financiero Banorte SAB d
Title of Security:	GRUPO FINANCIERO BANORTE-O
Date of First Offering:	7/17/13
Dollar Amount Purchased:	120,739
Number of Shares or Par Value of Bonds Purchased:	21,200
Price Per Unit:	71.50
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Scotia Capital Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:	Sprint Corp
Title of Security:	SPRINT CORPORATION 7.25% 15 SEP 2021 144A
Date of First Offering:	9/4/13
Dollar Amount Purchased:	600,000
Number of Shares or Par Value of Bonds Purchased:	600,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Scotia Capital Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:	Sprint Corp
Title of Security:	SPRINT CORPORATION 7.875% 15 SEP 2023 144A
Date of First Offering:	9/4/13
Dollar Amount Purchased:	700,000
Number of Shares or Par Value of Bonds Purchased:	700,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	KeyBanc Capital Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; TD Securities Inc.
Name of Issuer:	DUPONT FABROS TECH LP
Title of Security:	DUPONT FABROS TECHNOLOG 5.875% 15 SEP 2021-16 144A
Date of First Offering:	9/12/13
Dollar Amount Purchased:	750,000
Number of Shares or Par Value of Bonds Purchased:	750,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	NIELSEN CO LUX SARL/THE
Title of Security:	NIELSEN COMPANY (LUXEMBOU 5.5% 01 OCT 2021-16 144A
Date of First Offering:	9/20/13
Dollar Amount Purchased:	600,000
Number of Shares or Par Value of Bonds Purchased:	600,000
Price Per Unit:	100.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Morgan Stanley & Co. LLC; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	MORGAN STANLEY
Title of Security:	MORGAN STANLEY
Date of First Offering:	9/24/13
Dollar Amount Purchased:	2,612,500
Number of Shares or Par Value of Bonds Purchased:	104,500
Price Per Unit:	25.00
Resolution Approved:	Resolution adopted at the Meeting of the Board of
Trustees on December 18, 19, 2013.

	Resolution adopted at the Meeting of the Board of Trustees on August 14, 15, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund
(the Trusts) on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended
(the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on December 18, 19, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).